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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 3, 1998

                                   VANS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-19402                                        33-0272893
(Commission File Number)                   (I.R.S. Employer Identification No.)

           15700 Shoemaker Avenue, Santa Fe Springs, California 90670
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             (Address of Principal Executive Offices)      (Zip Code)

                                 (562) 565-8267
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Matters

         On February 3, 1998, the Board of Directors of the Registrant authorized the Registrant to utilize up to $5 million of its funds to repurchase shares of its outstanding common stock. Purchases under the program will be made periodically in the open market, or in privately negotiated transactions as deemed appropriate by the Company, pursuant to Rule 10b-18 under the Securities Exchange Act of 1934. Purchases will be funded through working capital and borrowings under the Registrant's line of credit.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VANS, INC.
                                       (Registrant)

Date:   February 5, 1998               By   /s/ Craig E. Gosselin
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                                            Craig E. Gosselin
                                            Vice President and General Counsel